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AMENDMENT NO. 6 TO CREDIT AGREEMENT

    This Amendment No. 6 to Credit Agreement (this "Amendment") is made as of this 11th day of December, 2000 by and among:

    VEECO INSTRUMENTS INC., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

    FLEET NATIONAL BANK (formerly known as Fleet Bank, N.A.), a national banking association organized under the laws of the United States ("Fleet") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase", collectively with Fleet, the "Banks").

RECITALS:

    (A) The Borrower and the Banks are parties to a Credit Agreement dated as of July 31, 1996, as amended by Amendment No. 1 to Credit Agreement, dated June 25, 1997, Amendment No. 2 to Credit Agreement, dated as of January 31, 1999 and Amendment No. 3 and Waiver to Credit Agreement, dated March 3, 2000, Amendment No. 4 to Credit Agreement, dated May 4, 2000 and Amendment No. 5 to Credit Agreement, dated May 4, 2000 (the Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement");

    (B) The Borrower has requested, subject to the terms and conditions of this Amendment, to amend certain a provisions of the Credit Agreement and the Banks are willing to amend such provision of the Credit Agreement as set forth herein; and

    (C) Any capitalized items not defined herein shall have the meanings ascribed thereto in the Credit Agreement,

    NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1. Amendments to Credit Agreement.

    This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

    Section 1.1. Section 7.12 of the Credit Agreement is hereby amended by deleting the reference to the date "November 4, 2000" and replacing it with the date "January 31, 2001" in its place and stead.

ARTICLE 2. Representations and Warranties.

    The Borrower hereby represents and warrants to the Banks that:

    Section 2.1. After giving effect to this Amendment, each and every one of the representations and warranties set forth in the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, where applicable, the Guarantors with the same effect as though made on the date hereof (unless such representation or warranty is limited by its terms to an earlier date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

    Section 2.2. After giving effect to this Amendment, no Default or Event of Default, as defined in the Credit Agreement, now exists.

    Section 2.3. No representation, warranty or statement by the Borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

    Section 2.4. Each of the Facility Documents, other than the Security Agreements and the Pledge Agreements, continues to be in full force and effect and, with respect to the Guarantees, secure all payment and other obligations of the Borrower under the Credit Agreement.

ARTICLE 3. Miscellaneous.

    This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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    IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment as of the date first above written.

VEECO INSTRUMENTS INC.
By:	Name: John F. Rein, Jr. Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary
FLEET NATIONAL BANK
By:	Name: Christopher Mendelsohn Title: Vice President
THE CHASE MANHATTAN BANK
By:	Name: Carolyn B. Lattanzi Title: Vice President

    The undersigned, not parties to the Credit Agreement but as Guarantors under Guarantees executed in favor of the Bank, each hereby accept and agree to the terms of the foregoing Amendment.

WYKO CORPORATION		SLOAN TECHNOLOGY CORP.
By:	Name: John F. Rein, Jr. Title: Vice President	By:	Name: John F. Rein, Jr. Title: Vice President
VEECO INDUSTRIAL MEASUREMENT, LLC		VEECO METROLOGY, LLC
By: Veeco Instruments Inc., its Sole Member		By: Veeco Instruments Inc., its Sole Member
By:	Name: John F. Rein, Jr. Title: Vice President	By:	Name: John F. Rein, Jr. Title: Vice President
ION TECH, INC.		TULAKES REAL ESTATE INVESTMENTS, INC.
By:	Name: John F. Rein, Jr. Title: Vice President	By:	Name: John F. Rein, Jr. Title: Vice President
VEECO MINNEAPOLIS TECHNOLOGY CENTER INC.		CVC, INC.
By:	Name: John F. Rein, Jr. Title: Vice President	By:	Name: John F. Rein, Jr. Title: Vice President
CVC PRODUCTS, INC. CORPORATION		COMMONWEALTH SCIENTIFIC
By:	Name: John F. Rein, Jr. Title: Vice President	By:	Name: John F. Rein, Jr. Title: Vice President

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AMENDMENT NO. 6 TO CREDIT AGREEMENT
RECITALS: